UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, For Use of the
Commission Only (as permitted
by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to
SS.240.14a-11(c) or SS.240.14a-12

AMB FINANCIAL CORP.
__________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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state how it was determined):

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
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Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SEC 1913 (3-99)

AMB

FINANCIAL CORP.

March 23, 2001

Dear Fellow Stockholder:

        On behalf of the Board of Directors and management of AMB Financial Corp., we cordially invite you to attend the annual meeting of stockholders. The annual meeting will be held at 10:30 a.m. central standard time on April 25, 2001 at our main office located at 8230 Hohman Avenue, Munster, Indiana.

        In addition to the election of two directors, stockholders are also being asked to ratify the appointment of Cobitz, Vandenberg & Fennessy as independent auditors. The Board of Directors unanimously recommends that you vote FOR the election of the nominees for director as well as the ratification of the appointment of Cobitz, Vandenberg & Fennessy.

        We encourage you to attend the meeting in person. Whether or not you attend the meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

        Thank you for your attention to this important matter.

Sincerely,

By: /s/ CLEMENT B. KNAPP, JR CLEMENT B. KNAPP, JR President and Chief Executive Officer

Munster, Indiana
March 23, 2001

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting.
A self-addressed envelope is enclosed for your convenience.
No postage is required if mailed within the United States

AMB
FINANCIAL CORP.
8320 Hohman Avenue
Munster, Indiana 46321-1579
(219) 836-5870

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on April 25, 2001

        Notice is hereby given that the annual meeting of stockholders of AMB Financial Corp. will be held at our main office located at 8230 Hohman Avenue, Munster, Indiana, at 10:30 a.m., central standard time, on April 25, 2001.

        A proxy card and a proxy statement for the meeting are enclosed.

        The annual meeting is for the purpose of considering and acting upon:

        Proposal I.     The election of two directors of AMB Financial, each with a term of three years;

        Proposal II.     The ratification of the appointment of Cobitz, Vandenberg &Fennessy as the independent auditors for AMB Financial for the fiscal year ending December 31, 2001; and

such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the annual meeting.

        Any action may be taken on any one of the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned or postponed. Stockholders of record at the close of business on March 14, 2001 are the stockholders entitled to vote at the annual meeting and any adjournments or postponements thereof.

        You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. Your proxy will not be used if you attend and vote at the annual meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ CLEMENT B. KNAPP, JR CLEMENT B. KNAPP, JR Chairman of the Board, President and Chief Executive Officer

PROXY STATEMENT

AMB
FINANCIAL CORP.
8320 Hohman Avenue
Munster, Indiana 46321-1579
(219) 836-5870

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
April 25, 2001

        AMB Financial Corp.‘s Board of Directors is using this proxy statement to solicit proxies from the holders of AMB Financial common stock for use at our annual meeting of stockholders. We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about March 23, 2001.

        Certain of the information provided herein relates to our wholly owned subsidiary, American Savings, FSB.

Time and Place of the Annual Meeting; Matters to be Considered

         Our annual meeting will be held as follows:

Date:	April 25, 2001
Time:	10:30 a.m., central standard time
Place:	Main office of AMB Financial Corp. 8320 Hohman Avenue Munster, Indiana

        At the annual meeting, stockholders are being asked to consider and vote upon the following proposals:

  the election of two directors of AMB Financial, each with a term of three years;
  the ratification of the appointment of Cobitz, Vandenberg & Fennessy as AMB Financial's independent auditors for the fiscal year ending December 31, 2001; and

any other matters that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting.

Voting Rights of Stockholders; Required Vote for Approval

        Only holders of record of AMB Financial common stock on March 14, 2001 are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of AMB Financial common stock you own as of the record date. On March 14, 2001, 869,163 shares of AMB Financial common stock were outstanding and entitled to vote at the annual meeting.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the AMB Financial common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

        The AMB Financial Board of Directors unanimously recommends that you vote “FOR” the election of each of the Board of Directors’ nominees and “FOR” the proposal to ratify Cobitz, VandenBerg & Fennessy as AMB Financial’s independent auditors for the fiscal year ending December 31, 2001.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

         Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of AMB Financial common stock can only be voted if the stockholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting.

         Voting instructions are included on your proxy card. Shares of AMB Financial common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as to how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” the election of each of the Board of Directors’ nominees and “FOR” ratification of the appointment of Cobitz, Vandenberg & Fennessy as our independent auditors for the fiscal year ending December 31, 2001. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

         You may revoke your proxy before it is voted by: (i) submitting a new proxy with a later date relating to the same shares and delivering it to the Secretary of AMB Financial; (ii) notifying the Secretary of AMB Financial in writing before the annual meeting that you have revoked your proxy; or (iii) voting in person at the annual meeting. Any written notice shall be delivered to Denise L. Knapp, Secretary of AMB Financial at 8320 Hohman Avenue, Munster, Indiana 46321-1579.

         If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of AMB Financial common stock on March 14, 2001, the record date for voting at the annual meeting and the number of shares held by the nominee on your behalf.

         We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their reasonable expenses in sending these materials to you and obtaining your voting instructions.

Voting Securities and Principal Holders Thereof

         The following table sets forth as of March 14, 2001, information regarding share ownership of: (i) those persons or entities known by us to beneficially own more than five percent of the common stock; (ii) each member of the AMB Financial Board of Directors; (iii) each executive officer of AMB Financial named in the Summary Compensation table appearing under “Executive Compensation” below; and (iv) all current directors and executive officers of AMB Financial as a group. The address of each of the beneficial owners, except where otherwise indicated, is the same address as AMB Financial.

                                                                      Shares
                                                                   Beneficially
                                                                     Owned at            Percent
                            Beneficial Owner                      March 14, 2001         of Class
                            ----------------                      --------------         --------

AMB Financial Corp. Employee Stock Ownership Plan
8230 Hohman Avenue                                                   129,290(1)            14.88%
Munster, Indiana

Clement B. Knapp, Jr.                                                106,236(2)            12.22

Ronald W. Borto                                                       42,675(3)             4.91

Donald L. Harle                                                       24,366(3)             2.80

John C. McLaughlin                                                     9,485(3)             1.09

John G. Pastrick                                                                            1.54
                                                                      13,416(3)

Robert E. Tolley                                                                            2.10
                                                                      18,216(3)

Directors, director emeritus and executive officers,                                       38.41
  as a group (12 persons)                                            333,830(4)

---------------
1.     The amount reported represents shares held by the ESOP, 62,353 shares of which have been allocated to accounts of participants. Home Federal
       Savings Bank, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the
       ESOP. Unallocated shares held in the ESOP’s suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.
2.     Includes 13,035 shares allocated under the ESOP, vested options to purchase 33,723 shares pursuant to a stock option plan, 3,372 unvested shares under a recognition and retention plan and 25,366 beneficially owned by Mrs. Knapp. Excludes unvested options to purchase 8,431 shares pursuant to a stock option plan.
3.     Includes vested options to purchase 6,744 shares which each director has the right to acquire pursuant to the stock option plan and 675 unvested shares which each director has the right to acquire pursuant to the recognition and retention plan. Excludes unvested options to purchase
       1,686 shares.
4.     Includes shares held directly, as well as shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, vested stock options, held by certain members of the named individuals’ families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power. Excludes unvested options under the stock option plan.

PROPOSAL I - ELECTION OF DIRECTORS

        Our Board of Directors is composed of six members, each of whom is also a director of American Savings Bank. Directors are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. One-third of the directors are elected annually.

        The following table sets forth certain information regarding the composition of our Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the annual meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                             Director        Term to
           Name              Age       Position(s) Held                       Since(1)       Expire
------------------------------------------------------------------------------------------------------

                                         NOMINEES
                                         --------

Ronald W. Borto               53       Director                                1986            2004

John C. McLaughlin            72       Director                                1979            2004

                            DIRECTORS CONTINUING IN OFFICE
                            ------------------------------

John G. Pastrick              69       Director                                1979            2002

Robert E. Tolley              63       Director                                1987            2002

Clement B. Knapp, Jr.         58       Chairman of the Board, President        1970            2003
                                       and Chief Executive Officer

Donald L. Harle               62       Director                                1995            2003

---------------
(1)    Includes service as a director of American Savings Bank.

          The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years.

          Ronald W. Borto. Mr. Borto is a certified public accountant and managing partner for the accounting firm of Borto and Borto located in Schererville, Indiana. He received his B.S. in Accounting Degree from Indiana University in 1969. Mr. Borto has also served on the Boards of Directors of Southlake Community Mental Health Center and Youche Country Club.

          John C. McLaughlin. Mr. McLaughlin has been retired since 1986. Prior to his retirement, Mr. McLaughlin was a real estate developer and apartment complex owner in Hammond, Indiana. He has also served on the Board of Directors of Woodmar Country Club.

          John G. Pastrick. Mr. Pastrick retired in April 1995 as Director of Sales for the Environmental Construction Company, a position he held since 1991. For the prior 20 years he served as Vice President of Welsh Oil Company. He is an active member in several trade organizations and community organizations.

          Robert E. Tolley. Mr. Tolley is President and Chief Executive Officer of Calumet Machine and Welding, Inc. and of Automation and Robotics, Inc. both located in Highland, Indiana. He earned both his B.S.M.E. and M.S.M.E. degrees from Purdue University. Mr. Tolley is also active in several community organizations.

          Clement B. Knapp, Jr. Mr. Knapp has served as Chairman of the Board, President and Chief Executive Officer of American Savings Bank since 1977 and has acted in all of such capacities with AMB Financial since its incorporation in 1993. Since joining the American Savings Bank in 1968 he has served in various capacities and attended many banking schools and seminars. He is a graduate of Georgetown University and Indiana University/Indianapolis Law School. Mr. Knapp is also active in several community organizations. Mr. Knapp is the husband of Denise L. Knapp, Secretary of American Savings Bank.

          Donald L. Harle. Mr. Harle is the President and Chief Executive Officer of Mid-America Mailers, Inc., a company he co-founded in 1969. He has been in the direct mail business since he graduated from Indiana University in 1960. He is active in the direct mail professional associations, as well as the American Red Cross, Boy Scouts and the Hammond Chamber of Commerce.

Director Emeritus

         We currently have one director emeritus. William J. Fitzpatrick, M.D. was formerly a director of AMB Financial and American Savings Bank and retired as such in December 1995, and was appointed as a director emeritus. Dr. Fitzpatrick was in the private practice of surgery for 35 years, prior to retiring in 1991. He is presently a self-employed health care consultant. He has served on various Boards of Directors, including the Associated Group, Blue Cross/Blue Shield of Indiana and Kentucky and the Community Hospital in Munster, Indiana.

Board of Directors’ Meetings and Committees

         AMB Financial. AMB Financial’s Board of Directors meets monthly. The Board of Directors met 12 times during the year ended December 31, 2000. Other than John C. McLaughlin, during calendar year 2000, no director attended fewer than 75% of the aggregate of the total number of Board meetings on which he served. We have standing audit, compensation and nominating committees.

         The Audit Committee, composed of Directors Harle, Pastrick and Borto, provides for and reviews the Company’s annual independent audit. This Committee met four times during the fiscal ended December 31, 2000. Each member of the Audit Committee is “independent” as defined under the National Association of Securities Dealers listing standards for the Nasdaq Stock Market. The Company’s Board of Directors has adopted a written charter for the Audit Committee a copy of which is attached as Appendix A. The Audit Committee has issued the following statements of the Company for the year ended December 31, 2000:

         The Audit Committee of the Board of Directors has met with representatives of the independent auditors and discussed certain matters required under generally accepted auditing standards, to be communicated to audit committees, in connection with the independent audit. In addition, the committee has received from the auditors a letter disclosing the matters that, in the opinion of the auditors, may reasonably be thought to bear on the auditor’s independence from the Company and discussed with the committee their independence.

         The committee has reviewed and discussed the Company’s audited financial statement with management. Based on the review and discussions noted above, the committee has recommended, to the Company’s Board of Directors, that the Company’s audited financial statements, for the fiscal year ended December 30, 2000, be included in the Annual Report to stockholders and Form 10-KSB.

                     Ronald W. Borto         Donald L. Harle         John G. Pastrick

         The Compensation Committee reviews and approves all executive officers’ compensation and related plans. This committee is composed of Directors Pastrick, McLaughlin and Harle, and met once during fiscal 2000.

         The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of Directors Borto and McLaughlin. The committee met once during fiscal 2000.

         While the Nominating Committee will consider nominees recommended by stockholders, the committee has not actively solicited such nominations. Pursuant to our by-laws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of AMB Financial at least 70 days prior to the meeting date provided, however, that in the event that less than 80 days’ public notice of the date of the meeting is given or made to stockholders, notice to be timely must be so received not later than the close of business on the tenth day following the day on which public notice of the date of the meeting was mailed or public announcement of the date of the meeting is made, and such written nomination must contain certain information specified in our by-laws.

         American Savings Bank. American Savings Bank’s Board of Directors meets monthly. Additional special meetings may be called by the President or the Board of Directors. The Board of Directors met 12 times during the year ended December 31, 2000. Other than John C. McLaughlin, during fiscal year 2000, no director of American Savings Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Directors do not receive any additional compensation for committee meeting attendance. American Savings Bank has standing Compensation/Pension, Special Assets, Loan, Audit, CRA and Compliance Committees.

         The Compensation/Pension Committee meets to review salaries and American Savings Bank’s benefit plans, the performance of officers, and recommends compensation adjustments and promotions of officers This committee is comprised of Directors Pastrick (Chairman), McLaughlin and Harle.The Compensation/Pension Committee met once during fiscal year 2000.

         The Special Assets Committee meets quarterly to review American Savings Bank’s loan portfolio and make recommendations to the full Board of Directors regarding general valuation allowance requirements. The members of the Special Assets Committee are Directors Borto (Chairman) and Knapp, and Senior Vice President Louis A. Green. The Special Assets Committee met four times during fiscal year 2000.

         The Loan Committee meets as needed, to approve loans which are in excess of the individual loan officer's lending authority. The Loan Committee consists of Senior Vice President Louis A. Green (Chairman), Directors Knapp, Pastrick and Tolley, and Secretary Denise L. Knapp. The Loan Committee met four times during fiscal year 2000.

         The Audit Committee is comprised of Directors Harle, Patrick and Borto. The Audit Committee recommends independent auditors to the Board of Directors, and reviews the results of the auditors’ reports and services. This committee met four times during fiscal year 2000.

         The CRA Committee is responsible for reviewing the American Savings Bank’s compliance with its requirements under the Community Reinvestment Act and making recommendations to the Board of Directors. The members of this committee are Directors Tolley (Chairman), Pastrick and Knapp, Senior Vice President Louis A. Green and Compliance Officer Todd Williams. The CRA Committee did not meet during fiscal year 2000.

         The Compliance Committee reviews American Savings Bank’s compliance with operating and regulatory policies. The committee is composed of Directors Pastrick (Chairman), Tolley and Knapp, and Compliance Officer Todd Williams. This committee did not meet during fiscal year 2000.

Director Compensation

         We pay directors a fee of $1,200 per year for service on the Board of AMB Financial and directors a fee of $750 per month for service on the Board of American Savings Bank.

Executive Officers Who Are Not Directors

         The business experience of each executive officer who is not also a director is set forth below.

         Louis A. Green. Mr. Green, age 57, joined American Savings Bank in 1967. He has held various positions including Controller and Vice President. Mr. Green was appointed as Senior Vice President of American Savings Bank in 1985 and of AMB Financial in 1993 and is responsible for coordinating American Savings Bank's loan activities. Prior to joining American Savings Bank, Mr. Green was an accountant in the Chicago Office of Ernst and Ernst. He is also an active member in several trade and community organizations.

         Daniel T. Poludniak. Mr. Poludniak, age 59, has been Vice President, Treasurer and Chief Financial Officer of American Savings Bank since 1983 and AMB Financial since 1993. As Chief Financial Officer of American Savings Bank, Mr. Poludniak is responsible for the establishment and supervision of the accounting and data processing activities of American Savings Bank. Prior to joining American Savings in 1983, Mr. Poludniak had twenty years experience in both local and Chicago banks.

         Denise L. Knapp. Mrs. Knapp, age 53, was appointed as the Secretary of American Savings Bank in 1987 and of AMB Financial in 1993. She has also served as a loan officer since 1985 and as the Dyer branch manager since 1989. Since joining American Savings Bank in 1975, Mrs. Knapp has served in various capacities and is a member of several executive committees of American Savings Bank. Mrs. Knapp is also active in several charitable organizations in the area. Mrs. Knapp is the wife of President Knapp.

Executive Compensation

         The following table sets forth information concerning the compensation paid or granted to American Savings Bank and AMB Financial’s Chief Executive Officer. Such amounts do not include the compensation paid to the corporate secretary, who is the Chief Executive Officer’s spouse. No other executive officer of AMB Financial had aggregate cash compensation exceeding $100,000.

====================================================================================================================
                                          Summary Compensation Table
--------------------------------------------------------------------------------------------------------------------
                                                                     Long Term Compensation
                                             Annual Compensation             Awards
--------------------------------------------------------------------------------------------------------------------

                                                                     Restricted
        Name and Principal                                              Stock       Options/        All Other
             Position                Year     Salary($)(1)  Bonus($)  Award ($)     SARs (#)     Compensation($)(2)
--------------------------------------------------------------------------------------------------------------------

  Clement B. Knapp, Jr.,             2000      $141,520    $12,396      ---           ---            $37,040
  Chairman, President and            1999       136,470     11,990      ---           ---             35,971
    Chief Executive Officer          1998       132,300     11,270      ---           ---             27,418
====================================================================================================================

---------------
(1)    Amount includes fees received as a director.
(2)    Includes interest paid on 401(k) contributions and deferred amounts under the deferred compensation plans equal to $14,157, $11,624, and $2,730, for year end 2000, 1999 and 1998, respectively. Also includes contributions made by the Bank to a 401(k) Plan of $6,702 in year end
       1998, as well as contributions to the ESOP of $22,883, $24,347 and
       $17,986, for year end 2000, 1999 and 1998, respectively.

         No Stock Appreciation Rights or options were granted during fiscal 2000.

        The following table provides information as to the value of the options held by AMB Financial’s Chairman of the Board, President and Chief Executive Officer on December 31, 2000, none of which have been exercised. No stock appreciation rights were granted as of such date.

=====================================================================================================================

                 Aggregated Option/SAR Exercises in Last Fiscal Year and Year-end Option/SAR Values
---------------------------------------------------------------------------------------------------------------------

                                                                                                 Value of
                                                             Number of Securities               Unexercised
                                                            Underlying Unexercised             In-the-Money
                                                                Options/SARs at               Options/SARs at
                                                                  FY-End (#)                    FY-End ($)
---------------------------------------------------------------------------------------------------------------------

                          Shares Acquired
                          on Exercise (#)      Value
          Name                             Realized ($)   Exercisable   Unexercisable  Exercisable   Unexercisable
---------------------------------------------------------------------------------------------------------------------

  Clement B. Knapp, Jr.         -0-             -0-         33,723          8,431         $4,215       $1,054(2)

=====================================================================================================================

---------------
(1)    Represents options to purchase Common Stock awarded to the Chairman of the Board, President and Chief Executive Officer. Does not include options granted to the Corporate Secretary, who is the Chairman’s spouse. The options vest in five equal annual installments. The first, second, third and fourth installments vested in October 1997, October
       1998, October 1999, and October 2000, respectively, with the remaining installment to vest equally in October 2001.
(2)    Represents the aggregate market value (market price of the shares less the exercise price) of in-the-money options granted based upon the average of the closing price of $8,625 per share of AMB Financial’s common stock as reported on the Nasdaq Small Cap Market on December 31,
       2000.

Employment Agreements

         American Savings Bank has entered into employment agreements with Messrs. Knapp, Poludniak and Green and Mrs. Knapp. The employment agreements are designed to assist American Savings Bank in maintaining a stable and competent management team. The continued success of American Savings Bank depends to a significant degree on the skills and competence of its officers. The employment agreements provide for an annual base salary in an amount not less than the employee’s current salary and an initial term, in the case of Mr. Knapp, of three years and in the case of the other recipients, of one year. The agreements provide for extensions for a period of one year on each annual anniversary date, subject to review and approval of the extension by disinterested members of the Board of Directors of American Savings Bank. The agreements provide for termination upon the employee’s death, for cause or in certain events specified by Office of Thrift Supervision regulations. The employment agreements are also terminable by the employee upon 90 days notice to American Savings Bank.

         The employment agreements provide for payment to the employee of his salary for the remainder of the term of the agreement, plus up to 100% (299% in the case of Mr. Knapp) of the employee’s base compensation, in the event there is a “change in control” of American Savings Bank and employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment may not exceed three times the employee’s average annual compensation over the most recent five year period or be non-deductible by American Savings Bank for federal income tax purposes. For the purposes of the employment agreements, a “change in control” is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to Office of Thrift Supervision change in control regulations (12 C.F.R. § 574.3 or 4). Such filings are generally triggered prior to the acquisition or control of 10% of AMB Financial’s common stock. The agreements guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on current salaries, if the employment of Messrs. Knapp, Green and Poludniak, and Mrs. Knapp had been terminated as of December 31, 2000, under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments of approximately $402,000, $95,100, $86,400 and $42,600 respectively.

Benefit Plans

         General. American Savings Bank currently provides health care benefits to its employees, including hospitalization, disability and major medical insurance, subject to certain deductibles and copayments by employees.

         Pension Plan. American Savings Bank sponsors a defined benefit pension plan for its employees (the “Pension Plan”). An employee is eligible to participate in the Pension Plan following the completion of 12 months of service and reaching the age of 21 years. A participant must reach two years of service before he attains a vested interest in his retirement benefits. After completing six years of service, a participant will be 100% vested in his retirement benefits. The Pension Plan is funded solely through contributions made by American Savings Bank. In 2000, the Pension Plan contribution for the plan year was $67,772 which was funded by a contribution from American Savings Bank.

         The benefit provided to a participant at normal retirement age (65) is based on the average of the participant’s monthly compensation during the five consecutive years during which his compensation was highest (“average monthly compensation”). Compensation for this purpose includes all taxable compensation paid to the participant. The monthly benefit provided to a participant who retires at age 65 is equal to 1.4% of average monthly compensation for each year of service without offset of the participant’s anticipated Social Security benefits. The Pension Plan also provides for disability and death benefits.

         The following table sets forth, as of December 31, 2000, estimated annual pension benefits for individuals at age 65 payable in the form of an annuity with a minimum of 10 years of benefits under the most advantageous plan provisions for various levels of compensation and years of service. The figures in this table are based upon the assumption that the Pension Plan continues in its present form and does not reflect offsets for Social Security benefits and does not reflect benefits payable under the ESOP. As required by the Code, the Pension Plan may not provide annual benefits which exceed certain maximum limits or which are based on annual compensation in excess of $170,000 in 2000. At December 31, 2000, Mr. Knapp had 32 years of credited service under the Pension Plan.

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                                        Years of Credited Service
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    Remuneration                10              15         20          25         30         35
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       $50,000                $ 7,000        $10,500     $14,000    $17,500     $21,000    $24,500
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        75,000                $10,200        $15,750     $21,000    $26,250     $31,500    $38,750
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       100,000                $14,000        $21,000     $28,000    $35,000     $42,000    $49,000
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       125,000                $17,500        $26,250     $35,000    $43,750     $52,500    $61,250
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       150,000                $21,000        $31,500     $42,000    $52,500     $63,000    $73,500
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       160,000                $22,400        $33,600     $44,800    $56,000     $67,200    $78,400
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       170,000                $23,800        $35,700     $47,600    $59,500     $71,400    $83,300
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Certain Transactions

         American Savings Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under American Savings Bank’s current policy, all such loans to directors and senior officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectability. However, prior to August 1989, American Savings Bank waived loan origination fees on loans to directors and employees. At December 31, 2000, American Savings Bank’s loans to directors, officers and employees totaled approximately $1.1 million or 9.76% of stockholder’s equity.

PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         At the annual meeting, the stockholders will consider and vote on the ratification of the appointment of Cobitz, VandenBerg & Fennessy as our independent auditors for the year ending December 31, 2001.

         The Board of Directors has heretofore renewed our arrangement for Cobitz, VandenBerg & Fennessy to be the independent auditors for the year ending December 31, 2001, subject to ratification by the stockholders. Representatives of Cobitz, VandenBerg & Fennessy are expected to attend the annual meeting to respond to appropriate questions and to make a statement if they so desire.

         Financial Information Systems Design and Implementation Fees. There were no fees for financial information systems design and implementation billed to AMB Financial by Cobirz, Vendenberg & Fennessy for year ended 2000.

         Audit Fees. The aggregate fees billed to AMB Financial by Cobitz, Vendenberg & Fennessy for professional services rendered for the audit of AMB Financial’s financial statements for the last fiscal year and the reviews of the financial statements included in AMB Financial’s Form 10-QSB for that year were $43,300.

         All Other Fees. Other than audit fees, there were no fees billed to AMB Financial by Cobitz, Vendenberg & Fennessy for fiscal year ended 2000.

         The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services and financial information systems design and implementation services if any, (and the aggregate fees billed for such services) in year end 2000 by Cobitz, Vandenberg & Fennessy, the principal independent auditors, is compatible with maintaining the principal auditors independence.

STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in our proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our executive office at 8230 Hohman Avenue, Munster, Indiana 46321-1578 no later than November 24, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at our executive office at 8230 Hohman Avenue, Munster, Indiana 46321-1578 by February 14, 2002; provided, however, that in the event that the date of the annual meeting is held before April 6 or after June 25 2002, the stockholder proposal must be received not later than the close of business on the later of the 70th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All stockholder proposals must also comply with our bylaws and Delaware law.

OTHER MATTERS

         The Board of Directors is not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of reports furnished to the officers that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its executive officers, directors and greater then 10% stockholders were complied with. However, John Pastrick inadvertently failed to file a Form 4 to one transaction on or about October, 2000. Mr. Pastrick intends to correct this delinquent filing by filing a Form 4 as soon as practicable.

Munster, Indiana
March 23, 2001

APPENDIX A

AMB FINANCIAL CORP.

AUDIT COMMITTEE CHARTER

Responsibilities and Authority

         The Audit Committee reports to the Board of Directors. Its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competency as necessary to assist the Committee in fulfilling its responsibilities. In addition, the Committee will perform such other functions as assigned by law, the Company’s bylaws or the Board of Directors.

Membership

        The Committee shall be composed of not less than three members, appointed annually by the Board. The Committee shall be composed of directors who are independent of the Management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a Committee member. All members of the Committees all have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least on member of the Committee shall have past employment experience in finance or accounting or other comparable experience or background.

Meetings

        The Committee shall meet at least four times a year. The agenda of each meeting will generally be prepared by the Chief Accounting Officer, with input and approval from the Committee Chairman and Committee members, and circulated to each member of the Committee prior to the meeting date. The Committee may ask members of Management or others to attend meetings and provide pertinent information as necessary.

Specific Duties

Relationship with Independent Accountants

°	The independent accountant is accountable to the Board of Directors. The Audit Committee shall provide for an open avenue of communication between the independent accountant and the Board and, at least once annually, meet with the independent accountants in private session.

°	As shareholder representatives, the Board of Directors shall exercise the ultimate authority and responsibility to select, evaluate and where appropriate replace the independent accountant upon the recommendation of the Audit Committee. In connection with this duty the Committee shall receive on an annual basis a written statement from the independent accountant detailing the relationship between the independent accountant and the Company consistent with requirements of the Independence Standards Board. The Committee shall review services performed by the independent accountants including the type and extent of non-audit services performed and the impact that these services may have on the independent accountant’s independence.

°	Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or Management believe special attention should be directed, (2) results of their audit, including their opinions on the financial statements and the independent accountant’s judgement on the quality, not just the acceptability, of the Company’s accounting principles as applied in the financial

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statements, (3) their evaluation of the adequacy of the system of internal controls, (4) significant disputes, if any, with Management and (5) cooperation received from management in the conduct of the audit.

°	The Committee or its designated representative, shall communicate with Management and the independent accountants quarterly to review the Company’s financial statements and significant findings based upon the independent accountants limited review procedures.

Relationship with the Internal Audit Department

°	The Chief Accounting Officer is accountable to the Chairman of the Committee. The Audit Committee shall provide for an open avenue of communication between the Internal Audit Department and the Board and, at least once annually, meet with the Chief Accounting Officer in private session.

°	Review and concur in the appointment, replacement, reassignment or dismissal of the Chief Accounting Officer and review his/her independence from Management.

°	Review the Internal Audit Department’s mission, objectives and resources and its annual plan including its coordination with the independent accountants.

°	Review the results of Internal Audit activities and its evaluation of the system of internal controls and discuss with the Chief Accounting Officer any difficulties encountered in the course of audits including any restrictions on the scope of work or access to required information.

Relationship with Management

°	Before publication, review the quarterly and annual financial statements and related footnotes with both Management and the independent accountant.

°	Review any significant changes in accounting principles as disclosed to the Committee by Management, the independent accountant or the Chief Accounting Officer.

°	Review significant accounting, reporting, regulatory or industry developments affecting financial reporting or internal control processes.

Other

°	Periodically review, with Management and the Chief Accounting Officer, programs established to monitor compliance with the Company’s Code of Conduct including the Foreign Corrupt Practices Act.

°	Discuss with Management, the independent accountant and the Chief Accounting Officer, any issues regarding significant risks or exposures and assess the steps Management has taken to manage such risk.

°	Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant or Internal Audit.

°	Annually prepare a disclosure statement to shareholders as required by the Securities and Exchange Commission. The report shall be included in the Company’s annual proxy statement.

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REVOCABLE PROXY
AMB FINANCIAL CORP.

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS
April 25, 2001

         The undersigned hereby appoints the Board of Directors of AMB Financial Corp., and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of AMB Financial which the undersigned is entitled to vote at the annual meeting of stockholders, to be held on April 25, 2001 at 10:30 a.m., and at any and all adjournments or postponements thereof, as follows:

     Please be sure to sign and date this proxy in the box below.

_________________________________
Date

_________________________________
Stockholder sign above

_________________________________
Co-holder (if any) sign above

I.   The election as directors of all nominees listed below:

RONALD W. BORTO                          JOHN C. MCLAUGHIN

[  ] For             [  ] Withhold              [   ] Except

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.

[  ] For             [  ] Against              [  ] Abstain

II.   The ratification of the appointment of Cobitz, VandenBerg & Fennessy as independent auditors of AMB Financial for the fiscal year ending December 31, 2001.

         In their discretion, the proxies are authorized to vote on such other matters as may properly come before the annual meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR”
the listed proposals.

         This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the proposals stated. If any other business is presented at such meeting, this proxy will be voted by those named in this proxy in their best judgement. At the present time, the board of directors knows of no other business to be presented at the annual meeting.

Detach above card, sign, date and mail in postage paid envelope provided.

AMB FINANCIAL CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Should the above signed be present and elect to vote at the annual meeting or at any adjournment thereof, and after notification to the Secretary of AMB Financial at the meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.
         The above signed acknowledges receipt from AMB Financial, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement dated March 23, 2001 and the AMB Financial’s Annual Report to Stockholders for the fiscal year ending December 31, 2000.
         Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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